2024
BUILT TO LAST

Annual Meeting of Shareholders
May 6, 2025

Forward-looking statements

Certain of the matters discussed in this Quarterly Report on Form 10-Q may constitute forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and as such may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. The words "expect," "anticipate," "intend," "plan," "believe," "estimate," and similar expressions are intended to identify such forward-looking statements.

The Company's actual results may differ materially from the results anticipated in these forward-looking statements due to a variety of factors, including, without limitation:

- local, regional and national economic conditions and changes thereto;
- the short-term and long-term effects of inflation, and rising costs to the Company, its customers and on the economy;
- the risks of changes and volatility of interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities and interest rate protection agreements, as well as interest rate risks;
- securities markets and monetary fluctuations and volatility;
- disruption of credit and equity markets;
- impacts of the capital and liquidity requirements of the Basel III standards and other regulatory pronouncements, regulations and rules;
- governmental monetary and fiscal policies, as well as legislative and regulatory changes;
- effects of short- and long-term federal budget and tax negotiations and their effect on economic and business conditions;
- the costs and effects of litigation and of unexpected or adverse outcomes in such litigation;
- the impact of new or changes in existing laws and regulations, including laws and regulations concerning taxes, banking, securities and insurance and their application with which the Company and its subsidiaries must comply;
- the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Financial Accounting Standards Board and other accounting standard setters;
- the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in our market area and elsewhere, including institutions operating locally, regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the internet;
- the effects of economic conditions of any pandemic, epidemic or other health-related crisis such as COVID-19 and responses thereto on current customers and the operations of the Company, specifically the effect of the economy on loan customers' ability to repay loans;
- the effects of bank failures, banking system instability, deposit fluctuations, loan and securities value changes;
- technological changes;
- the interruption or breach in security of our information systems, continually evolving cybersecurity and other technological risks and attacks resulting in failures or disruptions in customer account management, general ledger processing and loan or deposit updates and potential impacts resulting therefrom including additional costs, reputational damage, regulatory penalties, and financial losses;
- acquisitions and integration of acquired businesses;
- the failure of assumptions underlying the establishment of reserves for loan losses and estimations of values of collateral and various financial assets and liabilities;
- acts of war or terrorism; and
- the risk that our analyses of these risks and forces could be incorrect and/or that the strategies developed to address them could be unsuccessful.

The Company cautions readers not to place undue reliance on forward-looking statements, which reflect analyses only as of the date of this document. The Company has no obligation to update any forward-looking statements to reflect events or circumstances after the date of this document.

Readers should review the risk factors described in other documents that we file or furnish, from time to time, with the Securities and Exchange Commission, including Annual Reports to Shareholders, Annual Reports filed on Form 10-K and other current reports filed or furnished on Form 8-K.


Fidelity BANK

Vision Statement

Fidelity bankers are passionate about success and committed to building strong relationships through exceptional client experiences. Fidelity Bank will be the best bank for our bankers to work, our clients to bank, our shareholders to invest,
and for our community to prosper.

Who We Are

Fidelity D & D Bancorp, Inc. Overview

Company Overview
as of March 31, 2025

Headquarters	Dunmore, PA
Ticker / Exchange	FDBC / NASDAQ
Market Capitalization	$256,363,553
Outstanding Shares	5,801,047
Year Established	1902
Branches	21

Financial Overview
as of March 31, 2025

Total Assets	$2,711,310	LTM ROAA	0.86%
Gross Loans	$1,817,509	LTM ROAE	10.80%
Total Deposits	$2,457,459	LTM NIM	2.77%
Loans / Deposits	73.95%	LTM Effic. Ratio	64.65%
TCE / TA	7.11%	NPAs / Assets	0.23%
RBC Ratio	14.74%	Reserves / NPAs	327.99%
Wealth Management AUM/A		$956 million	

Note: All dollars in thousands unless otherwise noted



Carbondale
Honesdale
Narrowsburg
Tunkhannock
Lake Ariel
Hawley
Wilkes-Barre
Nanticoke
Mountain Top
Tobyhanna
Mt Pocono
Delaware State Forest
Berwick
East Stroudsburg
Blairstown
Shenandoah
Frackville
Tamaqua
Jim Thorpe
Lehighton
Palmerton
Slatington
Nazareth
Northampton
Easton
Pottsville
Schuylkill Haven
Allentown

RETAIL BANKING	COMMERCIAL	FEE BASED BUSINESS
• 21 branch locations, 27 owned/operated ATMs, and 40,000 ATMs through MoneyPass© • Online and Mobile Banking • Personal Lending • Indirect Auto Lending • Secured and Unsecured Consumer Loans	• C&I CRE Lending • SBA Lending • Cash Management • Card and Payment Services	• Retirement Planning • Wealth Management • Brokerage and Advisory Services • Trust & Fiduciary Services

Making our Move

2022 | **2023** | **2024** | **2025**



Future Corporate Headquarters Scranton Electric Building

Nasdaq
5 Year Anniversary



Branch relocation in Bethlehem. Currently $58 million in deposits.

Newsweek
America's Best Regional Banks and Credit Unions



New Branch added in Wilkes-Barre. Currently $33 million in deposits.

$2.6 Billion
Attained total assets of $2.6 billion by the end of 2024



Renovation of Dunmore branch completed, featuring a fully-equipped café and free community meeting rooms. Currently $412 million in deposits.

Newsweek
America's Best Regional Banks and Credit Unions


Fidelity BANK

Branch relocation in Easton. Currently $66 million in deposits.



Visit from Governor Shapiro at Future Corporate Headquarters (Scranton Electric Building)

$2.7 Billion
Attained total assets of $2.7 billion for the first quarter of 2025

Your Fidelity BANK Team



Daniel J. Santaniello
President
Chief Executive Officer
Joined 2001



Salvatore R. DeFrancesco, Jr.
Executive Vice President
Chief Financial Officer
Joined 2003



Ruth G. Turkington
Executive Vice President
Chief Consumer Banking Officer
Joined 2023



Eugene J. Walsh
Executive Vice President
Chief Operating Officer
Joined 2014



Michael J. Pacyna, Jr.
Executive Vice President
Chief Lending Officer
Joined 2015



Timothy P. O'Brien
Sr. Executive Vice President
Chief Business Development Officer
Joined 2008



Nicholas A. Parise
Sr. Vice President
Director of Wealth Management
Joined 2019



Rose Ungaro
Sr. Vice President
Human Resources Director
Joined 2024



Theresa Hinton Esq., CTFA
Sr. Vice President
General Counsel
Joined 2015

Financial Highlights

Net Income



$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$13,035
$24,008
$30,021
$18,210
$20,794
2020
2021
2022
2023
2024

Highlights

- **In 2024, net income increased $2.6 million or 14% from 2023.**
- **1st quarter 2025 net income was $6.0 million, an increase of $0.9 million or 18% compared to 1st quarter 2024.**

Financial Highlights

Earnings Per Share



$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$2.82
$4.48
$5.29
$3.19
$3.60
2020
2021
2022
2023
2024

Comparison to 2023 unless otherwise stated.

Highlights

- In 2024, earning per shares increased by $0.41, or 13% over 2023.
- 1st quarter of 2025 diluted earnings per share was $1.03, an increase of $0.15 or 17.05% compared to 1st quarter 2024.

Financial Highlights

Net Interest Income ($ in thousands) and Net Interest In Margin (%)



$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
3.40%
3.30%
3.20%
3.10%
3.00%
2.90%
2.80%
2.70%
2.60%
$44,185
$61,829
$72,274
$62,047
$61,865
3.30%
3.23%
3.28%
2.81%
2.72%
2020
2021
2022
2023
2024
Net Interest Income
Net Interest Margin

Highlights

- Net Interest Margin decrease 9 bps from 2.81% to 2.72%,
  - Total average interest-earning assets increased $72.0 million
  - Total average interest-bearing liabilities grew $111.0 million
- Net Interest Income decreased $0.2 million, or 0.3% to $61.9 million.
- Net Interest Margin increased 11 bps from 2.78% for the 4th quarter 2024 to 2.89% for the 1st quarter 2025.
  - Interest-earing asset yields increased 5 bps.
  - The cost of interest-bearing liabilities decreased 11 bps.
- 1st quarter 2025 Net Interest Income increased $2 million to $17 million or 13.99% compared to 1st quarter 2024.

Net Interest Income and Net Interest Margin are shown on a fully tax equivalent basis, which is a non-GAAP measure.

Comparison to 2023 unless otherwise stated.

Financial Highlights

Assets



$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$1,700
$2,419
$2,378
$2,503
$2,585
2020
2021
2022
2023
2024

Highlights

- **Total assets of $2.6 billion, an increase of $82 million, or 3.28% in 2024 when compared to 2023.**
- **1st quarter 2025 assets increased $242 million, or 9.82% compared to 1st quarter 2024.**

Comparison to 2023 unless otherwise stated.

Balance Sheet Mix

Loan Portfolio



Commercial R/E Owner
16.9%
$304,889
Residential Mortgages
29.3%
$527,375
Commercial & Ind
15.2%
$274,540
Indirect Auto
6.3%
$112,710
Commercial R/E Non Owner
24.7%
$445,149
Direct Consumer
7.6%
$136,192

- Gross loans of $1.8 billion
- 5.43% loan yield year to date 12/31/2024
- 56.8% - Commercial Loans
- 43.2% - Retail Loans

Highlights

- Loans increased $113.7 million or 6.8% over 2023.
- Non-Owner Occupied CRE at 190% of Total Capital.
- Loan-to-Deposit Ratio of 76.9%.
- 1st quarter 2025 loans increased $46 million, or 2.6% compared to the 4th quarter 2024.
- Consumer Loans, home equity lending and includes auto and other.
- Average FICO in Home Equity portfolio of 742.
- Average FICO in Indirect Non-Recourse portfolio of 751.
- Average FICO in Residential Mortgage portfolio 750.

- *Source FDBC 10-K and 10-Q*
- *Comparison to 2023 unless otherwise stated.*

Balance Sheet Mix

Deposit Base


Interest Bearing Checking 28.7%
Non-interest Bearing Checking 22.8%
CDs 14.5%
Savings 8.1%
MMDA 25.9%

- **Total Deposits of $2.3 billion**
- **51.5% of deposits are transaction accounts**

Highlights

- **Cost of Total Deposits was 1.99% up 55 bps over 2023.**
- **Cost of Interest-bearing Liabilities was 2.60% up 67 bps over 2023.**
- **Deposits increased $182.4 million or 8.5% over 2023.**
- **Noninterest-Bearing Deposits were 22.8% of total deposits at year end 2024.**
- **Loans-to-Deposit Ratio was 76.9%.**
- **1st quarter 2025 deposits increased $117 million, or 5% compared to 4th quarter 2024.**
- **As of March 31, 2025, more than 73% of total deposits were FDIC insured or fully collateralized.**

- *Source FDBC 10-K and 10-Q*
- *Comparison to 2023 unless otherwise stated.*

Deposit Market Share

Lackawanna, PA

Rank	Institution	Number of Offices	Deposits	Market Share
1	PNC Bank, National Association	7	$1,961,511	26.36%
2	The Fidelity Deposit and Discount Bank	9	$1,168,103	15.70%
3	Peoples Security Bank and Trust Company	9	$866,958	11.92%
4	FNCB Bank	6	$700,997	9.42%
5	NBT Bank, National Association	9	$579,226	7.79%
6	Wells Fargo Bank, National Association	5	$538,054	7.23%
7	Community Bank, National Association	9	$522,048	7.02%
8	First National Bank of Pennsylvania	4	$324,044	4.36%
9	Citizens Savings Bank	4	$243,562	3.27%
10	The Honesdale National Bank	3	$150,668	2.03%
	Total for Institutions in Market	77	$7,440,163	
	Out of 18 Institutions			

Luzerne, PA

Rank	Institution	Number of Offices	Deposits	Market Share
1	PNC Bank, National Association	9	$1,592,075	20.62%
2	Manufacturers and Traders Trust Company	9	$1,356,830	17.58%
3	FNCB Bank	9	$647,914	8.39%
4	Wells Fargo Bank, National Association	4	$597,958	7.75%
5	Community Bank, National Association	9	$584,570	7.57%
6	Citizens Bank, National Association	6	$570,515	7.39%
7	The Luzerne Bank	8	$543,697	7.04%
8	The Fidelity Deposit and Discount Bank	7	$474,200	6.14%
9	Truist Bank	4	$371,514	4.81%
10	First Keystone Community Bank	8	$329,799	4.27%
	Total for Institutions in Market	88	$7,719,565	
	Out of 19 Institutions			

Northampton, PA

Rank	Institution	Number of Offices	Deposits	Market Share
1	Wells Fargo Bank, National Association	9	1,240,134	16.69%
2	Truist Bank	7	1,142,171	15.37%
3	Fulton Bank, National Association	7	931,890	12.54%
4	Embassy Bank for the Lehigh Valley	4	906,893	12.21%
5	PNC Bank, National Association	6	660,456	8.89%
6	The Fidelity Deposit and Discount Bank	7	528,695	7.12%
7	Bank of America, National Association	3	477,731	6.43%
8	TD Bank, National Association	4	473,181	6.37%
9	Santander Banker, N.A.	2	250,279	3.37%
10	First Northern Bank and Trust Company	4	201,871	2.72%
	Total for Institutions in Market	69	7,429,680	
	Out of 21 Institutions			

Source: FDIC as of 6/30/2024

Credit Quality Trends

Nonperforming Assets / Total Assets


0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.39%
0.27%
0.17%
0.13%
0.30%
2020
2021
2022
2023
2024

Allowance for Loan Losses / Gross Loans


1.30%
1.20%
1.10%
1.00%
0.90%
1.24%
1.07%
1.10%
1.12%
1.09%
2020
2021
2022
2023
2024

Net Charge-Offs (Recoveries) / Average Loans


0.10%
0.05%
0.00%
0.08%
0.04%
0.04%
0.04%
0.03%
2020
2021
2022
2023
2024

*Source FDBC 10-K

Capital Strength


18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
16.46%
14.51%
14.35%
14.67%
14.78%
8.81%
9.34%
7.94%
7.93%
8.69%
6.01%
9.22%
6.79%
9.22%
7.16%
2020
2021
2022
2023
2024
Total Capital Ratio
Tier 1 Leverage Ratio
Tangible Equity/Tangible Assets

Financial Highlights

Dividends Per Share



$1.80
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$1.14
$1.23
$1.35
$1.46
$1.54
2020
2021
2022
2023
2024

* Source FDBC 10-K

Highlights

Dividends have increased 10 years in a row

2024:	$1.54	5.5%
2023:	$1.46	8.1%
2022:	$1.35	9.8%
2021:	$1.23	7.9%
2020:	$1.14	7.5%
2019:	$1.06	8.2%
2018:	$0.98	11.4%
2017:	$0.88	6.0%
2016:	$0.83	7.8%
2015:	$0.77	5.5%
2014:	$0.73	

CAGR = 7.8%

Stock Market Performance



Total Return Performance
Fidelity D & D Bancorp, Inc.
Russell 3000 Index
KBW NASDAQ Bank Index
Index Value
200
150
100
50
12/31/19
12/31/20
12/31/21
12/31/22
12/31/23
12/31/24

	Period Ending					
Index	12/31/19	12/31/20	12/31/21	12/31/22	12/31/23	12/31/24
Fidelity D & D Bancorp, Inc.	100.00	105.93	99.37	81.94	104.00	90.24
Russell 3000 Index	100.00	120.89	151.91	122.73	154.59	191.39
KBW NASDAQ Bank Index	100.00	89.69	124.06	97.52	96.65	132.60

Sources: Graph: S&P Global Market Intelligence, Summary Data: Company information as of 12/31/2024
© 2025

Summary Market Profile Data as of 3/31/2025	
Ticker: FDBC	
Exchange: NASDAQGM	
Stock Price	$41.61
Market Cap. ($M)	$256
Dividend Yield	3.75%
Average Daily Volume (3 Months)	
Avg Daily Volume (Shares)	6,612
Avg Daily Volume ($000s)	$292
52-Week High/Low	
52-Week High (11/06/2024)	$61.21
52-Week Low (3/31/2025)	$40.60
% Difference vs. 52-Week High	-32.02%
% Difference vs. 52-Week Low	2.49%
Valuation Ratios	
Price/ Tangible Book Value	113.4%
Price/ MRQ EPS	40.0x
Price/ LTM EPS	11.0x

Wealth Management

Through a client centric approach, Wealth Management non-interest income increased from $2.5 million in 2020 to $4.7 million in 2024, or 17% CAGR.

Fidelity BANK WEALTH MANAGEMENT

Team Based Model

- Planning Focused
- Trust Planning and Administration
- Estate Planning
- Retirement Planning
- Investment Management
- Coordination with Other Professionals (attorney, CPA, etc.)

Fidelity Asset Management Services AT FIDELITY BANK

Single Advisor Model

- Financial Planning
- Individual Retirement Planning
- Investment Management
- Insurance Solution
- Annuity Solutions
- Retirement Plan Services

Strategic Initiatives & Strategy

Strengthen Fidelity's Core Foundation	Optimize the Engines of Growth	Create a well defined and executable Strategic Plan	Invest in Human Talent	Continue to evolve a high-performing culture	Ensure a distinctive Fidelity Brand

Strengthen the Bank's Core Foundation
- Launch a Fraud Investigative Unit
- Enhance Online Banking Platform & Mobile App
- Implement Internal Process Improvements

Optimize Engines of Growth
- Enhance Advice Center Strategy
- Launch New Insurance Offerings
- Own The Small Business Segment
- Offer New Retirement Plan Services

Executable Strategic Growth Plan
- Assess Attractiveness in the Regional PA Markets and Establish "Ultimate" Destinations

Invest in Human Talent
- Invest in Top Talent
- Foster Leadership Development
- Offer Projects/Conferences

Continue to Evolve a High Performing Culture
- Promote Accountability & Empowerment
- Provide Clear Vision
- Drive Urgency & Excellence

Ensure a Distinctive Brand
- Market Research & Competitor analysis
- Align Brand Across All Channels
- Promote Bank Volunteerism

Digital Adoption Rates

50.6% increase in Business App users

11.4% increase in Business Online Banking users

4.1% increase in Consumer App users

9.0% increase in Consumer Online Banking users

15% increase in mobile dollars deposited

11.9% increase in Online Consumer Loan Applications

38% increase in Debit Card self-service

12.6% increase in Current Deposit Balances of digital account openings

Comparison of December 2022 to December 2024.

Community Involvement & Accolades

- 21,062 hours donated by Bankers since 2020 to community organizations through the Volunteer Time Off program.
- $1.5 million given in philanthropic support to organizations, groups and schools throughout the community in 2024.
- Received the Bauer 5-star for 45 consecutive quarters (Q1 2014 – Q1 2025)
- Ranked 54th of the "Top 200 Community Banks" in the U.S. by American Banker eleven times since 2014.
- Earned a 4.5-star rating on Newsweek's Best Regional Bank and Credit Unions list for a 2nd consecutive year.
- Ranked #1 mortgage lender in Northeastern Pennsylvania for fifteen consecutive years.
- Received numerous other regional accolades.

Bauer Financial 2025
"5-Star Rating"
45 Consecutive Quarters

"America's Best
Regional Banks
and Credit Unions"

American Banker 2024
"Top 200
Community Banks"

#1 Mortgage Lender in
Lackawanna County &
Top 5 Mortgage Lender
in NEPA and
Lehigh Valley.*

The Times-Tribune 2024
"Best Bank"

Times Leader 2024
Best of Lackawanna
"Best Mortgage
Company"

Times Leader 2024
Gold Winner
"Best Places to Work"



FIDELITY BANK AND ITS BOARD OF DIRECTORS HONOR THE MEMORY OF

Patrick J. Dempsey

With profound gratitude and respect, Fidelity Bank and its Board of Directors honor the memory of Patrick J. Dempsey, whose leadership, vision, and unwavering commitment helped shape the foundation of the Bank's success.

Mr. Dempsey dedicated 35 years of outstanding service to Fidelity Bank and Fidelity D & D Bancorp, Inc., joining the Board of Directors in 1985 and serving as Chairman of the Board from 2004 to 2018. His deep understanding of leadership and governance laid the groundwork for the Bank's continued growth and stability. In addition to his role as Chairman, Mr. Dempsey also served as Interim Chief Executive Officer and Interim President from 2009 to 2010, guiding the Bank through a period of transition with wisdom and steady leadership.

Throughout his tenure, Mr. Dempsey was an invaluable advisor, offering critical guidance and insight that helped Fidelity Bank navigate challenges and seize new opportunities. His dedication to excellence and his belief in the power of teamwork were instrumental in driving the Bank forward.

Beyond his professional contributions, Mr. Dempsey was a source of inspiration, always encouraging those around him to strive for success with passion and determination. His unique vision and boundless enthusiasm left an indelible mark on Fidelity Bank and all who had the privilege of working with him.

Well Positioned for Continued Growth

Strong growth since 2020 and after the acquisition of Merchants Bank:

- Assets: 59.5%
- Gross Loans: 62.3%
- Deposits: 62.8%
- Net Income: 59.5%*

Diversified Balance Sheet

- Loans mix 57.8% commercial; 42.2% retail.
- High quality investments portfolio 20.1% of total assets.

Low-Cost, Relationship Deposits

- Prudent balance sheet management during elevated rate environment and inverted yield curve.
- 51% DDA and interest-bearing checking driving below peer group cost of funds 1.93%.

Disciplined and Strategic M&A

- Completed two strategic acquisitions in the last five years- out-of-market and in-market.

Diversified Fee Income Source

- Strong residential mortgage loan franchise.
- Expanding wealth management offering.
- Deposit fee income (debit card interchange).
- Insurance sales and licensing of branch bankers.

- *As of March 2025 unless otherwise noted*
- * *As of 12/31/2024*